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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15,
2003



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                      0-1093           06-0613548
(State or other jurisdictions    (Commission      (I.R.S.
of Incorporation)                File Number)     Employer
                                                  Identification
                                                  No.)




                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

       Registrant's telephone number, including area code:
                           (860)243-7100

                           Not Applicable
    (Former name or former address, if changed since last report)
















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Item 5.  Other Events


The Company issued a press release dated January 15, 2003 announcing that it has sold its electric motor and drive business to DRS Technologies, Inc. Terms of the sale were not disclosed.

A part of the Company since 1985 and now a component of the Kaman Aerospace subsidiary, the Hudson, MA business has operated as the Electromagnetics Development Center (EDC) since July 1999. The EDC develops and manufactures high performance electric motors, generators and drive electronics for industrial and defense applications. The business employs about 65 people and will continue to operate out of its Hudson facilities.

DRS develops and manufactures a broad range of mission-critical systems and components in the areas of communications, combat systems, rugged computers, electro-optics, power conversion, data storage, digital imaging, flight safety and space.






Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.
        Not Applicable.

(b)     Pro Forma Financial Information.
        Not Applicable.

(c)     Exhibits.

        The following document is filed as an Exhibit to this
        Report:

        Exhibit 99 - Press Release of the Company, dated
        January 15, 2003.
















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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION


                                 /s/Robert M. Garneau
                                 Executive Vice President
                                 and Chief Financial
                                 Officer



Dated: January 15, 2003





































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                            EXHIBIT INDEX




   Exhibit          Description

     99             Press Release of the Company, dated
                    January 15, 2003















































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